Exhibit 10.47

LOAN SUBSCRIPTION AGREEMENT

TO: VOICE MOBILITY INC.

RE: Sale of Promissory Notes of Voice Mobility Inc.

Details of Subscription

The undersigned (the "Lender") hereby irrevocably agrees to make advances to Voice Mobility Inc. (the "Company"), subject to the terms and conditions set forth in this loan subscription agreement (the "Agreement"), upon certain dates and upon the Company achieving certain milestones where applicable, but so that the aggregate principal amount shall not exceed Cdn$900,000 (the "Loan Funds"), and the Lender receives for each such advance a promissory note (the "Note"), on the date that each advance is made.

The particulars of this offering and other terms and conditions applicable thereto are set out in Schedule A to this Agreement. Certain representations and warranties to be made by the Lender so that the company can ensure compliance with applicable securities laws, are set out in Schedule B to this Agreement. The terms of the appointment of an agent to at on behalf of the Lender with respect to the security interest granted to the Lender shall be set out in Schedule C to this Agreement. The Notes shall be in the form attached as Schedule D to this Agreement. Each such schedule (and all attachments and appendices thereto) forms a part of this Agreement and the Lender should review each carefully.

Maximum Principal Amount subscribed: CDN.$900,000

EXECUTION BY LENDER

/s/ W.H. Laird	Raymond James in Trust For
Signature of Individual Lender or Authorized Signatory of Lender (if Lender is not an individual)	Name of Lender W.H. Laird
/s/ Bernice Kosiur	Name(s) of Beneficial Owner(s) 1000 - 601 W. Hastings, Vancouver, BC V6B 5E2
Signature of Witness Bernice Kosiur	Address of Lender
Print/Type Name of Witness Promissory Note in the principal amount of Cdn.$150,000.00	Name of Contact Person, if Lender not an individual (250) 833-4297
Telephone Number of Lender or Contact Person
(250) 832-9720
Facsimile Number of Lender or Contact Person

Executed by the Lender this 30th day of December, 2002.

ACCEPTANCE

The foregoing is accepted by the Company as of the 30th day of December, 2002.

VOICE MOBILITY INC.

Per: /s/ signed

SCHEDULE A

TERMS OF OFFERING

This is Schedule A to the loan subscription agreement (the "Agreement") relating to the purchase of promissory notes of Voice Mobility Inc. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Agreement.

In consideration of the covenants and agreements herein, and one payment of one dollar made by each party to the other, the receipt and sufficiency of which is acknowledged by each party, the parties agree as follows:

1. Offering

1.1 The Notes subscribed for hereunder form part of an offering (the "Offering") of promissory notes in the aggregate principal amount of up to Cdn.$1,800,000. All dollar amounts are Canadian dollars except where indicated otherwise. There is no minimum subscription amount.

2. Definitions

2.1 In this Agreement and the schedules to this Agreement, the defined terms set out on the first page of the Agreement shall apply and, unless the context otherwise requires:

(a) "Agent" means William H. Laird, acting as agent for the benefit of the Lenders under the Security Documents;

(b) "Business Day" means any day except Saturday, Sunday or a statutory holiday in Vancouver, British Columbia;

(c) "Claim" means any claim of any nature whatsoever including any demand, cause of action, suit or proceeding;

(d) "Closing Date" means the date of each advancement of the Loan Funds under this Agreement;

(e) "Closing Time" means 10:00 a.m. (Vancouver time) on the Closing Date or such other time on the Closing Date as the Lender and the Company may agree;

(f) "Exemptions" means applicable exemptions from the registration and prospectus or equivalent requirements of the Securities Laws in the Qualifying Provinces;

(g) "General Security Agreement" means the general security agreement entered into between the Company and the Agent;

(h) "Guarantee Agreement" means the guarantee agreement entered into between the Guarantor and the Agent;

(i) "Guarantor" means Voice Mobility International, Inc.;

(j) "Holders" means the Lenders and all other Persons from time to time holding any of the Notes;

(k) "Lenders" means those persons who subscribe for the Notes under the Offering;

(l) "Loss" means any loss whatsoever, whether direct or indirect, including expenses, costs, damages, judgments, penalties, awards, assessments, fines and all fees, disbursements and expenses of counsel, experts and consultants;

(m) "Person" means an individual, corporation, partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust, trustee, executor, administrator, or other legal representative;

(n) "Qualifying Provinces" means the province of British Columbia and certain offshore jurisdictions outside of Canada and the United States "Qualifying Province" means, as the context requires, any one of the Qualifying Provinces;

(o) "Required Holders" means, at any time, Holders which are then in compliance with their obligations hereunder (as determined by the Agent) and holding Notes representing more than 50% of the aggregate outstanding principal amount of all outstanding Notes;

(p) "Securities Laws" means the securities laws, regulations and rules, and the policies and written interpretations of, and multi-lateral or national instruments adopted by, the Securities Regulators of all of the Qualifying Provinces or, as the context may require, any one or more of the Qualifying Provinces;

(q) "Securities Regulators" means the securities commissions or other securities regulatory authorities of all of the Qualifying Provinces or the relevant Qualifying Province as the context so requires;

(r) "Security Documents" means the Guarantee Agreement and the General Security Agreements; and

(s) "Transaction Documents" means this Loan Agreement and the Security Agreements.

3. Terms of the Loans

3.1 Advancement. The Lender agrees, subject to the terms and conditions of this Agreement, to make advances of the Loan Funds to the Company for the purpose of financing the business and operations of the Company, but so that the aggregate principal amount of the advances made by the Lender to the Company under this Agreement shall not exceed Cdn.$900,000.

3.2 Milestones. The Lender agrees, subject to the terms and conditions of this Agreement, to advance to the Company:

(a) the amount of Cdn.$150,000 on December 30, 2002;

(b) the amount of Cdn.$150,000 on January 31, 2003;

(c) the amount of Cdn.$150,000 on February 28, 2003;

(d) the amount of Cdn.$150,000 upon the third business day following each of the dates that the Company sends to the Lender a notice in writing to confirm that the Company has achieved the following milestones:

(i) the Company is in receipt of gross revenues of Cdn.$46,800 prior to the end of April 30, 2003;

(ii) the Company is in receipt of gross revenues of Cdn.$70,200 prior to the end of May 31, 2003; and

(iii) the Company is in receipt of gross revenues of Cdn.$79,560 prior to the end of June 30, 2003.

The above advances from the Lender to the Company are hereafter collectively referred to as the "Advances".

3.3 Advances. The parties acknowledge and agree that the Company cannot make a request for an Advance under sub-section 3.2(d) of this Agreement more frequently than once every 30 calendar days, and the Lender is not obliged to make Advances to the Company more frequently than once very 30 calendar days.

3.4 Notes. The Company will issue to the Lender, as evidence of the indebtedness of each of the Advances, a Note in the form attached as Schedule D for the amount disbursed.

3.5 Acceptance by the Company of Offer to Purchase. The acceptance by the Company of the Lender's irrevocable subscription to purchase the Notes as contemplated by this Agreement shall constitute an agreement by the Company with the Lender that the Lender shall have, in respect of such Notes, the benefits of the representations, warranties and covenants of the Company contained in the Agreement.

3.6 Security and Priority. As security for the obligations of the Company to the Lender, the Company shall execute and deliver to the Agent a General Security Agreement. The Company's repayment obligations under the Note shall rank prior to all other indebtedness of the Company, other than the existing registered charges and security interests listed in Schedule G.

3.7 Guarantee. In the event that the Company does not pay the amount owing under the Note to the Lender when due, or on demand of the Lender where the Lender is permitted to make such demand, the Agent will make demand of the Guarantor under the Guarantee Agreement to pay to the Agent an amount necessary to allow the Agent to make the required payment to the Lender.

4. Covenants of the Company

4.1 The Company hereby covenants and agrees to use its reasonable best efforts to promptly comply with all filing and other requirements under the Securities Laws.

5. Closing of Each Advance

5.1 The Lender acknowledges and agrees that the closing of the Offering will be completed at the Closing Time at such locations as the Lender and the Company may agree.

5.2 The Lender will deliver to the Company at each Closing Time Schedule F duly executed, together with an Advance of the Loan Funds.

5.3 The Company will deliver to the Lender at each Closing Time a Note that represents the amount of the Advance in the form attached as Schedule D.

6. Payment and Delivery

6.1 The Advance shall be delivered to the Company directly by certified cheque, bank draft or solicitors trust cheque payable to the Company. Alternatively, the Lender may wire transfer the Loan Funds to the Company.

7. Resale Restrictions

7.1 The Lender acknowledges and agrees that the Note will be subject to such trade restrictions as may be imposed by operation of applicable Securities Laws and that the Company may be required to legend the certificates representing such securities with those restrictions. This will prevent the Lender from reselling these securities except in very limited circumstances. In this regard, the Lender acknowledges that such trade restrictions provide that the Lender must hold and not sell, transfer or in any manner dispose (collectively, the "Disposition") of the securities before the earlier of the date that is 12 months and a day after the Company:

(a) becomes a reporting issuer in the Canadian province in which the Lender is resident; or

(b) first becomes a reporting issuer in Alberta, British Columbia, Manitoba, Nova Scotia, Ontario, Quebec or Saskatchewan and a SEDAR filer,

unless the Disposition is made in accordance with all applicable Securities Laws. The Lender further acknowledges and agrees that it is the Lender's obligation to comply with the trade restrictions in all of the applicable jurisdictions and the Company offers no advice as to those trade restrictions except as provided for herein. The Lender further acknowledges that it may never be able to resell these securities.

8. Covenants, Agreements and Acknowledgements

8.1 The Lender acknowledges that he has been advised to consult his own legal advisors with respect to applicable resale restrictions and that he is solely responsible for complying with such restrictions (and the Company is not in any manner responsible for ensuring compliance by the Lender with such restrictions).

8.2 The Lender acknowledges that no securities commission has evaluated or endorsed the merits of these securities and that the person selling these securities has no duty to tell the Lender whether these securities are a suitable investment. The Lender further acknowledges that it is investing in the Company entirely at its own risk and it may lose all of the Loan Funds.

8.3 The Lender acknowledges and agrees that the Company may, acting unilaterally, increase or decrease the size of the Offering without the consent of or notice to the Lender.

8.4 Concurrent with the execution of this Agreement, the Lender will fully complete Schedule F to this Agreement and acknowledges that the Company is relying on the Exemptions in order to complete the trade and distribution of the Notes and the Lender is aware of the criteria of the Exemptions to be met by the Lender including the representations in Schedule B.

9. Reliance

9.1 The Lender acknowledges that the Company and its officers, directors, employees and agents are relying on the truth and accuracy of the representations and warranties of the Lender set out in Schedule B in the offering of Notes for sale to the Lender. All representations, warranties, and covenants contained in the Agreement shall survive the acceptance of the Agreement and the sale of Notes. Notwithstanding the foregoing, however, no representation, warranty, acknowledgement, or agreement made herein by the lender shall in any manner be deemed to constitute a waiver of any rights granted to him under provincial or federal securities laws.

10. Consent to Use of Information

10.1 The Lender hereby consents to the utilization by the Company, as necessary in connection with dealings with any governmental and regulatory authorities, of any information supplied to the Company by the Lender or by his representatives in connection with the offer and sale of the Notes, and agrees to supply any additional information reasonably requested by any such authority.

11. Modification

11.1 Neither the Agreement nor any provision hereof shall be modified, changed, discharged, or terminated except by an instrument in writing signed by the parties.

12. Costs

12.1 The Company acknowledges and agrees that all reasonable legal and out of pocket expenses incurred by the Lender relating to the sale of the Notes to the Lender shall be borne by the Company.

13. Notice to Lender

13,1 Correspondence and notices to the Lender should be sent to the address set out n the first page of the Agreement until such time as the Lender shall notify the Company, in writing, of a difference address to which such correspondence and notices are to be sent.

14. Miscellaneous

14.1 Whole Agreement. The agreement resulting from the acceptance of the Agreement by the Company contains the whole agreement between the Company and the Lender in respect of the subject matter hereof and there are no warranties, representations, terms, conditions or collateral agreements, express, implied or statutory, other than as expressly set forth herein and in any amendments hereto.

14.2 Severability. If any provisions of this Agreement is determined to be invalid or unenforceable by a court of competent jurisdiction from which no further appeal lies or is taken, that provision shall be deemed to be severed herefrom, and the remaining provisions of this Agreement shall not be affected thereby and shall remain valid and enforceable.

14.3 Notices. Any notice or other writing required or permitted to be given hereunder or for the purposes hereof to the Company or the Lender shall be sufficiently given if delivered personally, or if sent by prepaid courier or if transmitted by facsimile to such party to the address or fax numbers indicated at the beginning of this Agreement, or at such other address or addresses as the party to whom such notice or other writing is to be given shall have lasts notified the party giving the same in the manner provided in this section. Any notice or other writing delivered personally or by prepaid courier to the party to whom it is addressed as hereinbefore provided shall be deemed to have been given and received on the day it is so delivered at such address, provided that if such day is not a business day, then such notice or other writing shall be deemed to have been given and received on the next business day following such day. Any notice or other writing transmitted by facsimile or other form of recorded communication shall be deemed to be given and received on the first business day after its transmission.

14.4 Interpretation. In this Agreement, sections, subsections, clauses, subclauses, paragraphs and subparagraphs may be referred to by use of the term "section" followed by a numerical and alphabetical reference without further description. For example a reference to "section 2.1(a)(ii)" shall be construed as a reference to clause (ii) of subsection 9a) of section 2.1. Words (including defined terms) using or importing the singular number include the plural and vice versa and words importing one gender only shall include all genders and words importing persons in this Agreement shall include individuals, partnerships, corporations and any other entities, legal or otherwise.

14.5 Schedules. The schedules attached to this Agreement shall form part of this Agreement and any reference to a "Schedule" herein shall be to a Schedule attached hereto.

14.6 Counterparts. The Agreement may be executed in any number of counterparts, each of which when delivered, either in original or facsimile form, shall be deemed to be an original and all of which together shall constitute one and the same document.

14.7 Time of the Essence. Time shall be of the essence of this Agreement and of every part hereof and no extension or variation of this Agreement shall operate as a waiver of this provision.

14.8 Enurement. The terms and provisions of the Agreement shall be binding upon and enure to the benefit of the Lender, the Company and their respective heirs, executors, administrators, successors and assigns.

14.9 Criminal Code Compliance. In this section the terms "interest", "criminal rate" and "credit advanced" have the meanings ascribed to them in s.347 of the Criminal Code (Canada) as amended from time to time. The Company and the Lender agrees that, notwithstanding any agreement to the contrary, no interest on the credit advanced by the Lender under this Agreement will be payable in excess of that permitted under the laws of Canada. If the effective rate of interest, calculated in accordance with generally accepted actuarial practices and principles, would exceed the criminal rate on the credit advanced, then:

(a) the elements of return which fall with the term "interest" shall be reduced to the extent necessary to eliminate such excess;

(b) any remaining excess that has been paid will be credited towards prepayment of Loan Funds; and

(c) any overpayment that may remain after such crediting will be returned forthwith to the company upon demand;

and, in the event of a dispute, a Fellow of the Canadian Institute of Actuaries appointed by the Lender shall perform the relevant calculations and determine the reductions, modifications and credits necessary to effect the foregoing and the same will be conclusive and binding on the parties. The Transaction

Documents shall automatically be modified to reflect such modifications without the necessity of any further act or deed of the Lender and the Company to give effect to them.

14.10 Further Acts. Each of the parties to this Agreement shall at the request of any other party, and at the expense of the Company, execute and deliver any further documents and do all acts and things as that party may reasonably require in order to carry out the true intent and meaning of this Agreement.

14.11 Governing Law. This Agreement will be governed by and interpreted in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein, and the parties hereby attorn to the jurisdiction of the courts of British Columbia.

LOAN AGREEMENT

SCHEDULE B

LENDER'S REPRESENTATIONS, WARRANTIES AND COVENANTS

The Lender represents and warrants to the Company, and acknowledges that the Company is relying on these representations and warranties to, among other things, ensure that it is complying with all of the applicable Securities Laws, that:

1. Authorization and Effectiveness

1.1 The Lender is purchasing the securities as principal for its own account and not for the benefit of any other person:

(a) the Lender is the spouse, parent, grandparent, brother, sister or child of a director, "senior officer" (as that term is defined in the Securities Act (British Columbia) and set out in Schedule "E" to this Agreement) or control person of the Company, OR

(i) a close personal friend of a director, senior officer or control person of the Company; OR

(ii) a close business associate of a director, senior officer or control person of the Company, OR

(iii) a current holder of "designated securities" of the Company (as that term is defined in Multilateral Instrument 45-103 Capital Raising Exemptions ("MI 45-103") and set out in Schedule "E" to this Agreement), OR

(iv) an "accredited investor" (as that term is defined in MI 45-103 and set out in Schedule "E" to this Agreement), OR

(v) a person or company that is wholly-owned by any combination of persons or companies described in subparagraphs (I) to (vi) above, OR

(vi) a person or company that is not the public;

(b) if the Lender is resident of an "International Jurisdiction" (which means a country other than Canada or the United States) then:

(i) the Lender is knowledgeable of, or has been independently advised as to, the applicable Securities Laws of the International Jurisdiction which would apply to this subscription, if there are any,

(ii) the Lender is purchasing the securities pursuant to applicable Exemptions (the "Exemptions") from the registration and prospectus and equivalent requirements of all rules, policies, notices, orders and legislation of any kind whatsoever under the Securities Laws of that International Jurisdiction or, if such is not applicable, the Lender is permitted to purchase the securities under the applicable Securities Laws of the International Jurisdiction without the need to rely on Exemptions, and

(iii) the applicable Securities Laws to do not require the Company to make any filings or seek any approvals of any kind whatsoever in the International Jurisdiction, and the Lender will, if requested by the Company, deliver to the Company a certificate or opinion of local counsel from the International Jurisdiction which will confirm the matters referred to in subparagraphs (ii) and (iii) above to the satisfaction of the Company, acting reasonably;

(c) the Lender is not a "U.S. Person" (as defined under Regulation S made under the United States Securities Act of 1933, which definition includes an individual resident in the United States and an estate or trust of which any executor or administrator or trustee, respectively is a U.S. Person) and the Lender understands and acknowledges that the securities have not and will not be registered under the United States Securities Act of 1933, and, subject to certain exceptions, the securities may not be offered or sold within the United States;

(d) the Lender acknowledges that because this subscription is being made pursuant to the Exemptions:

(i) the Lender is restricted from using certain of the civil remedies available under the applicable Securities Laws;

(ii) the Lender may not receive information that might otherwise be required to be provided to the Lender under the applicable Securities Laws if the Exemptions were not being used, and

(iii) the Company is relieved from certain obligations that would otherwise apply under the applicable Securities Laws if the Exemptions were not being used; and

(e) if the Lender is a Company, the Lender is a valid and subsisting company, has the necessary corporate capacity and authority to execute and deliver this Agreement and to observe and perform its covenants and obligations hereunder and has taken all necessary corporate action in respect thereof, or, if the Lender is a partnership, syndicate, trust or other form of unincorporated organization, the Lender has the necessary legal capacity and authority to execute and deliver this Agreement and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof, and, in either case, upon the Company executing and delivering this Agreement, this Agreement will constitute a legal, valid and binding contract of the Lender enforceable against the Lender in accordance with its terms and neither the agreement resulting from such acceptance nor the completion of the transactions contemplated hereby conflicts with, or will conflict with, or results, or will result, in a breach or violation of any law applicable to the Lender, any constating documents of the Lender or any agreement to which the Lender is a party or by which the Lender is bound.

1.2 Whether the Lender is a natural person or a corporation, partnership or other entity, upon acceptance by the Company, the Agreement will have been duly executed and delivered and will constitute a legal, valid and binding contract of the Lender, and any beneficial lender for whom it is purchasing, enforceable against the Lender and any such beneficial lender in accordance with its terms.

2. Residence

2.1 The Lender is a resident of the jurisdiction referred to under "Address of Lender" on the first page of this Agreement, which address is the residence or place of business of the Lender not created or used solely for the purpose of acquiring the Notes.

3. Investment Intent

3.1 The Lender is acquiring the Notes to be held for investment only and not with a view to immediate resale or distribution and will not resell or otherwise transfer or dispose of the Notes except in accordance with the provisions of the Securities Laws.

4. Not an Investment Club

4.1 Neither the Lender nor any party on whose behalf it is acting is an investment club.

5. Not Created to Purchase Without a Prospectus

5.1 Neither the Lender nor any party on whose behalf it is acting has been created or is being used primarily to permit the purchase of the Notes without a prospectus in reliance on an exemption from the prospectus requirements of applicable Securities Laws.

6. No Solicitations or Advertising

6.1 The Lender is not purchasing the Notes as a result of any general solicitation or general advertising, including any advertisement, of the securities in printed public media, radio, television, or telecommunications, including electronic display.

7. No Prospectus or Offering Memorandum

7.1 No prospectus or offering memorandum within the meaning of the Securities Laws has been delivered to the Lender (and, if applicable, others for whom it is contracting hereunder) in connection with the Offering).

8. Investment Suitability; Access to Information

8.1 The Lender has such knowledge and experience in financial and business affairs as to be capable of evaluating the merits and risks of the investment hereunder in the Notes and is able to bear the economic risk of loss of such investment. The Lender acknowledges that the lender has had access to such financial and other information and has had the opportunity to ask questions of and receive answers from the Company, as the Lender deems necessary in connection with the Lender's decision to purchase the Notes.

9. Risk

9.1 The Lender acknowledges that: (I) it has been called to his attention in connection with his investment in the Company that such investment is speculative in nature and involves a high degree of risk, (ii) he is aware that the Company has a limited operating history and a history of losses, and (iii) he is aware that there is substantial doubt of the Company's ability to continue as a going concern if it cannot raise additional funds.

10. Acceptance in Whole or in Part

10.1 The Lender understands that this subscription may be accepted or rejected in whole or in part by the Company in its sole and absolute discretion.

11. Irrevocable Subscription

11.1 The Lender understands that this subscription is irrevocable, except that he shall have no obligations hereunder in the event that this subscription is for any reason rejected or the Offering is for any reason cancelled.

12. No Minimum Offering

12.1 The Lender understands that there is no guarantee that the Company will be able to sell any Notes, and that there is no minimum number of Notes that the Company must sell in order to complete the Offering.

13. No Regulatory Review

13.1 The Lender understands that neither the Securities Regulators nor any federal or state agency has passed upon or made any recommendation or endorsement of an investment in the Notes or the underlying Notes.

14. Notice of Change to Representations and Warranties

14.1 The Lender acknowledges that he/she or it will notify the Company immediately, and in any event prior to the date this Agreement is accepted by the Company, if any event occurs which would materially affect any of the above representations or warranties.

SCHEDULE C

LENDER'S AGENT AGREEMENT

THIS AGREEMENT is made effective as of this ____ day of ___________, 2002.

BETWEEN:

________________________________________, of

________________________________________

(hereinafter called "Lender")

AND:

WILLIAM H. LAIRD, of Letterlicky, Middle Bantry, Country Cork, Ireland

(hereinafter called the "Agent")

WHEREAS the Lender wishes to appoint the Agent as agent for the benefit of the Lender under the Security Documents (as such term is defined herein);

AND WHEREAS capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Subscription Agreement (as such term is defined herein);

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and the terms and conditions herein contained, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties hereto agree with each other as follows:

1. Defined Terms

1.1 "Agency Agreement" means this lender's agent agreement entered into between the Lender and the Agent;

1.2 "Agent" means William H. Lair, acting as agent for the benefit of the Lenders under the Security Documents;

1.3 "Claim" means any claim of any nature whatsoever including any demand, cause of action, suit or proceeding;

1.4 "Company " means Voice Mobility Inc., continued under the laws of the Canada Business Corporations Act;

1.5 "General Security Agreements" means the general security agreements entered into between the Company and the Agent;

1.6 "Guarantee Agreement" means the guarantee agreement entered into between the Guarantor and the Agent;

1.7 "Guarantor" means Voice Mobility, Inc.;

1.8 "Holders" means the Lender and all other Persons from time to time holding any of the Notes;

1.9 "Lenders" means those persons who subscribe for the Notes under the Offering;

1.10 "Loss" means any loss whatsoever, whether direct or indirect, including expenses, costs, damages, judgements, penalties, awards, assessments, fines and all fees, disbursements and expenses of counsel, experts and consultants;

1.11 "Notes" means the 8% series A promissory notes of the Company;

1.112 "Person" means an individual, corporation, partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust, trustee, executor, administrator, or other legal representative;

1.13 "Required Holders" means, at any time, Holder which are then in compliance with their obligations hereunder (as determined by the Agent) and holding Notes representing more than 50% of the aggregate outstanding principal amount of all outstanding Notes;

1.14 "Security Documents" means the Guarantee Agreement and the General Security Agreements; and

1.15 "Subscription Agreement" means the loan subscription agreements entered into between each of the Lenders and the Company.

2. Appointment of Agent

2.1 The Lender hereby designates and appoints the Agent to act as specified herein and in the Security Documents, and hereby authorizes the Agent as the agent for the Lender, to take such action on its behalf under the provisions of this Agency Agreement and the Security Documents and to exercise such powers and perform such duties as are expressly delegated by the terms of this Agency Agreement and the Security Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere herein and in the Security Documents, the Agent shall not have any duties or responsibilities, except those expressly set forth herein and therein, or any fiduciary relationship with the Lender or any other Person, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agency Agreement or any Security Documents, or shall otherwise exist against the Agent. The provisions of this section are solely for the third party beneficiary of the provisions hereof. In performing its functions and duties under this Agency Agreement and the Security Documents, the Agent shall act solely as agent of the Lenders and does not assume and shall not be deemed to have assumed any obligations or relationship of agency or trust with or from the Company or the Guarantor or any of their respective affiliates.

3. Delegation of Duties

3.1 The Agent may execute any of its duties hereunder or under the other Security Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

4. Exculpatory Provisions

4.1 Neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (I) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection herewith or in connection with any Security Documents (except for its or such Person's own gross negligence or willful misconduct); or (ii) responsible in any matter to any of the Holders for any recitals, statements, representations or warranties made by the Company or the Guarantor contained herein or in any Security Documents or in any certificate, report document, financial statement or other written or oral statement referred to or provided for in, or received by an Agent under or in connection herewith or in connection with the Security Documents, or enforceability or sufficiency of this Agency Agreement, or any Security Documents or for any representations, warranties, recitals or statements made herein or therein or made by the Company or the Guarantor in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents in connection herewith or therewith furnished or made by the Agent to the Holders or by or on behalf of the Company or the Guarantor to the Agent or any other Secured Party or be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained herein or therein or as to the use of proceeds of the Notes or of the existence or possible existence of any Event of Default (as such term is defined in the certificates representing the Notes) or to inspect the property, books or records of the Company or the Guarantor or any of its affiliates. The Agent is not a trustee for any Holders and owes no fiduciary duty to any Holders.

5. Reliance on Communications

5.1 The Agent shall be entitled to rely, and shall e fully protected in relying upon any note, writing, resolutions, notice, consent, certificate, affidavit, letter, facsimile, statement, order or other document or other or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Company or the Guarantor, independent accountants and other experts selected by the Agent with reasonable care). The Agent may deem and treat each Lender as the owner of its interests under the Notes for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agency Agreement or under any Security Documents unless it shall first receive such advice or concurrence as it deems appropriate from the Required Holders, or it shall first be indemnified to its satisfaction by the Holders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in action, or in refraining from acting, hereunder or under any Security Documents in accordance with a request of the Required Holders and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Holders (including their successors and assigns).

6. Notice of Default

6.1 The Agent shall not be deemed to have knowledge or notice of the occurrence of any Event of Default unless the Agent has received notice from a Holder or the Company or the Guarantor referring to the Security Document, describing such Event of Default and stating that such notice is a "notice of default". In the event that that Agent receives such a notice, the Agent shall give prompt notice thereof to all of the Holders. The Agent shall take such action with respect to such Event of Default as shall be reasonably directed by the Required Holders.

7. Non-Reliance on Agent and Other Holders

7.1 The Lender expressly acknowledges that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that not act by the Agent or any affiliate thereof hereinafter taken, including any review of the affairs of the Company or the Guarantor or any of their respective affiliates, shall be deemed to constitute any representation or warranty by the Agent to any Holder. The Lender represents to the Agent that it has, independently and without reliance upon the Agent or any other Holder, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Company, the Guarantor or their respective affiliates and made its own decision to make its advances hereunder and enter into this Agency Agreement. The Lender also represents that it will independently and without reliance upon the Agent or any other Holder, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agency Agreement and to make such investigation as it deems necessary to inform itself as to the business, assets, operations, property, financial and other conditions, prospects and creditworthiness of the Company, the Guarantor and their respective affiliates. Except for notices, reports and other documents expressly required to be furnished to the Holders (or any of them) by the Agent hereunder or under any Security Document, the Agent shall not have any duty or responsibility to provide any Holder with any credit or other information concerning the business, operations, property, financial or other conditions, prospects or creditworthiness of the Company or the Guarantor or any of their respective affiliates which may come into the possession of the Agent or any of its officers, directors, employees, agents attorneys-in-fact or affiliates.

8. Indemnification

8.1 The Lender agrees to indemnify the Agent in its capacity as such (to the extent not reimbursed by the Company or the Guarantor and without limiting the obligation of the Company or the Guarantor to do so), rateably according to the aggregate outstanding balance owing under the Notes, from and against any and all Claims and Losses which may at any time (including without limitation at any time following the final payment of all of the obligations under the Notes and under the other Security Documents) be imposed on, incurred by or asserted against the Agent in its capacity as such in any way relating to or arising out of this Agency Agreement or the Security Documents or any document contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided that no Holder shall be liable for the payment of any portion of such Claims or Losses resulting from the gross negligence or willful misconduct of the Agent. If any indemnity furnished to the Agent for any purpose shall, in the opinion of the Agent, be insufficient or become impaired, the Agent may call for additional indemnity from the Holders and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished.

8.2 The agreements in this Section shall survive the repayment of the Notes and all other obligations under the Security Documents.

9. Agent in its Individual Capacity

9.1 Th Agent and its affiliates may generally engage in any kind of business with the Company or the Guarantor or their respective affiliates as though the Agent were not an agent hereunder. With respect to any Notes held by and all obligations of the Company and the Guarantor hereunder and under the Security Documents, the Agent shall have the same rights and powers as any Holder and may exercise the same as though it were not an Agent, and the terms "Holder" and "Holders" shall include the Agent in its individual capacity.

10. Successor Agents

10.1 The Agent may, at any time, resign upon 45 days' written notice to the Holders and the Company, and be removed with or without cause by the Required Holders upon 30 days' written notice to the Agent and the Company. Upon any such resignation or removal, the Required Holders shall have the right to appoint a successor Agent acceptable to the Company (and to the extent possible, from among the Holders). If no successor Agent shall have been so appointed (and accepted such appointment) within 30 days after the notice of resignation or notice of removal, as appropriate, then the Agent shall select a successor Agent. Upon the acceptance of any appointment as Agent hereunder by a successor, such successor Agent shall thereupon succeed to and become vested with all the rights, powers privileges and duties of the retiring Agent and the retiring Agent shall be discharged from its duties and obligations as Agent under this Agency Agreement and the Security Documents and the provisions of this Section shall enure to its benefit as to any actions taken or omitted to be taken by it while it was the Agent under this Agency Agreement. If no successor Agent has accepted appointment as a successor Agent by the date which is 30 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Holders shall perform all of the duties of such retiring Agent hereunder until such time, if any, as the Required Holders appoint a successor agent as provided for above.

11. Amendments

11.1 Neither this Agency Agreement nor any Security Document nor any of the terms hereof or thereof may be amended, changed, waived, discharged or terminated unless such amendment, change, waiver, discharge or termination is in writing entered into by, or approved in writing by, the Required Holders and the Company or the Guarantor that is a party thereto, provided that no such amendment, change, waiver, discharge or termination shall, without the consent of each Holder: (I) extend the final maturity of any Note or any portion thereof; (ii) reduce the rate or extend the time of payment of interest under any Notes; (iii) reduce the principal amount on any Notes; (iv) amend, modify or waive any provision of this Section 11; (v) reduce any percentage specified in, or otherwise modify, the definition of "Required Holders"; (vi) consent to the assignment or transfer by the Company of any of its rights and obligations under (or in respect of) any Security Document to which it is a party; or (vii) release the Company or the Guarantor from their obligations under the Security Documents; or (viii) to the extent the obligations have become secured by the property of the Company and the Guarantor, release all or substantially all of such property.

11.2 Subject to Subsection (1), no amendment or waiver of any provisions of any Security Document, nor consent to any departure by the Company or the Guarantor or any other Person from such provisions, is effective unless in writing and approved by the Required Holders.

IN WITNESS WHEREOF this Agency Agreement has been duly executed by the parties on the date first written above.

___________________________________
Signature of Lender

SIGNED, SEALED AND DELIVERED BY
the Lender in the presence of:

___________________________________
Name of Witness

___________________________________
Address of Witness

___________________________________
Signature of William H. Laird, as Agent for
the Lender

SIGNED, SEALED AND DELIVERED BY
WILLIAM H. LAIRD, as Agent for the
Lender in the presence:

____________________________________
Name of Witness

____________________________________
Address of Witness

SCHEDULE D

VOICE MOBILITY INC.

SERIES B PROMISSORY NOTE

Principal Amount: Cdn$_____________

Effective Date: _____________________

1. Promise to Pay

1.1 FOR VALUE RECEIVED, Voice Mobility Inc. (the "Company"), a company continued under the Canada Business Corporations Act, acknowledges itself indebted and promises to pay, on demand, to the order of _______________________ (the "Holder") the sum of $________________ in lawful money of Canada. The amount owing under the terms of this Series B promissory note (the "Note") shall become due and payable on the date which is one year following the effective date set out above (the "Effective Date") of this Note the (the "Maturity Date"); provided, however, that if the Maturity Date is not a day on which banks are open for business in Vancouver, British Columbia (a "Business Day"), the Maturity Date shall be the next succeeding Business Day. The unpaid principal amount outstanding under the Note shall accrue and bear interest at a rate of 8% per annum, such interest being payable quarterly in arrears.

2. Redemption by the Company

2.1 This Note may be redeemed in whole or in part at any time by the Company, subject to the payment of a repayment premium (the "Repayment Premium") and all accrued but unpaid interest. The Repayment Premium shall be equal to 15% of the outstanding principal for each year or part thereof that the principal is outstanding. Any redemption by the Company shall be made rateably to all holders of Notes. Promptly upon making any such determination, the Company shall give notice thereof to the Holder. All payments hereunder shall be credited, first, to accrued and unpaid interest, second, to the Repayment Premium and, third, to outstanding principal and shall be without set-off or counterclaim and without deduction or withholding for any taxes. All payments hereunder shall be made to the Holder at the address as may be designated by the Holder from time to time.

3. Right to Participate in Future Offering of Notes of the Company

3.1 If, prior to the Maturity Date, the Company offers its securities for sale to the public, on a private placement basis or otherwise, the Holder shall have the option and right to participate in such an offering to the extent of the amount of the Note then outstanding (including all accrued but unpaid interest and the Repayment Premium).

4. Earlier Obligation to Repay Note

4.1 If, prior to the Maturity Date, the Company's revenues from any sources since the Effective Date plus the net proceeds of any debt or equity financing of any description exceed Cdn.$2,500,000 then the Company will apply the amount of any and all excess to redeem this Note, in accordance with the second paragraph hereof, as and when such excess is received by the Company. The balance, if any, of this Note outstanding on the Maturity Date will be repaid in accordance with the terms hereof.

4.2 If, prior to the Maturity Date, the Company completes a consolidation, merger, amalgamation, arrangement or other reorganization or acquisition involving the Company and another corporation or other entity, as a result of which the successor corporation after completion of the transaction has working capital of more than Cdn.$2,500,000, the Holder shall have the right to demand repayment of the Note (including all accrued but unpaid interest and the Repayment Premium).

4.3 If, prior to the Maturity Date, the Company: (a) offers its securities for the sale to the public, on a private placement basis or otherwise, (b) completes a debt or equity financing for net proceeds of more than Cdn.$2,500,000, or (c) completes a consolidation, merger, amalgamation, arrangement or other reorganization or acquisition involving the Company and another corporation or other entity, as a result of which the successor corporation after completion of the transaction has working capital of more than Cdn.$2,500,000 (each of (a), (b) and (c) being referred to as "Demand Event"), the Company shall give written notice to the Holder of the Demand Event within five Business Days of such Demand Event being completed. The Holder shall then have five Business Days from the date of receipt of the Company's notice in which to give written notice to the Company of his intention to either participate in the case of: (a) or demand repayment of the Note in the case of (b) or (c). Should the Company not receive any such notice from the Holder within the stipulated time, it will be deemed to not want to participate in the case of (a) or demand repayment of the Note in the case of (b) or (c).

5. Default

5.1 Any one or more of the following shall constitute an "Event of Default" as the term is used herein:

(a) if the Company makes default in the observance or performance of any written covenant or undertaking given by the Company to the Holder and such default is not rectified within 15 Business Days of notice being delivered by the Holder to the Company;

(b) if the Company makes default in payment of any indebtedness or liability of the Company to the Holder hereunder, when due;

(c) any representation or warranty in any written statement or certificate furnished by the company to the Holder at the time of the making of this Note or at any time in respect of this Note is untrue or misleading in any material respect and such default continues for a period of 15 Business Days after written notice thereof by the Holder to the Company;

(d) if any order is made or a resolution passed for the winding-up of the Company;

(e) if any proceedings with respect to the Company are commenced: (I) under the Companies Creditors Arrangement Act (Canada) or any other bankruptcy, insolvency or analogous laws, (ii) issuing sequestration or process of execution against, or against any substantial part of, the property of the Company, or (iii) appointing a receiver of the Company or any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and such proceedings are consented to by the Company or not dismissed within 60 days after commencement;

(g) if any one or more of a trustee, receiver and manager, custodian, liquidator or other person with similar powers is appointed for the Company or for any part of its property and is not discharged within 30 days of such appointment; or

(h) if an encumbrance takes lawful possession of any portion of the property of the Company which is material to the Company taken as a whole, or if any process of execution is levied or enforced upon or against a material portion of the property of the Company and remains unsatisfied for such period as would permit any such property to be sold thereunder, unless the Company actively and diligently contests in good faith such process, but in that event the Company shall, if the Holder so requires, give security which, in the discretion of the Holder, is sufficient to pay in full the amount thereby claimed in case the claim is held to be valid.

5.2 When any Event of Default has occurred, the Company shall give written notice to the Holder within five Business Days of such Event of Default. When any Event of Default has occurred and is continuing, the Holder may, by notice in writing delivered to the Company, declare the entire principal amount of this Note, together with all accrued and unpaid interest hereunder and the Repayment Premium, if any, to be, and this Note shall thereupon become, immediately due and payable without any presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Company.

5.3 Upon the occurrence of an Event of Default, and at any time thereafter unless and until such Event of default has been waived by the Required Lenders ("Required Holders" mans, at any time, Holders which are then in compliance with their obligations under the Agency Agreement entered into between the Holder and William H. Laird (the "Agent") acting as agent for the Holder, of even date herewith (as determined by the Agent) and holding Notes representing more than 50% of the aggregate outstanding principal amount of all outstanding Notes) or cured to the satisfaction of the Required Lenders, the Agent shall, upon the request and direction of the Required Lenders, by written notice to the Company take any of the following actions;

(a) Acceleration. Declare the unpaid principal of, the Repayment Premium, if any, and any accrued interest in respect of all Notes and any and all other obligations of any and every kind owing by the Company to the Holder under any Security Document ("Security Documents" refer to the guarantee agreement (the "Guarantee Agreement") entered into between the Agent and Voice Mobility International, Inc. (the "Guarantor") and the general security agreement entered into between the Agent and the Company, to be due whereupon the same shall be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company, save and except that the sole obligation of the Guarantor is to the Agent under the terms of the Guarantee Agreement and the Guarantor shall have no direct obligation to the Holder of any kind whatsoever; and

(b) Enforcement of Rights. Enforce any and all rights and interests created and existing under the Security Documents and all rights of set-off.

5.4 Notwithstanding the foregoing, if an Event of Default specified in Section (f) shall occur, then all Obligations owing to the Holder hereunder shall automatically and immediately become due and payable without the giving of any notice or other action by the Holder or the Agent.

6. General

6.1 The Holder shall not assign any of its rights or obligations hereunder without the prior written consent of the Company, which consent is not be unreasonably withheld. Upon surrender to the Company of this Note for partial transfer, the Holder shall be entitled to receive, without expense to the Holder, one or more new Notes representing the portion of the Notes which is not transferred. This Note shall be binding upon the Company and its successors and assigns including any successor by reason of amalgamation of or any other change in the Company and shall enure to the benefit of the Holder and his successors and assigns. The Company shall not assign any of its rights or obligations hereunder without the prior written consent of the Holder, which consent is not be unreasonably withheld.

6.2 The Company agrees to remain fully bound until this Note shall be fully paid and waives demand, presentment and protest, and all notices hereto, including notice of dishonour, and further agrees to remain bound, notwithstanding any extension, modification, waiver, or other indulgence or discharge or release of any obligor hereunder. No failure to accelerate the debt evidenced hereby, and no indulgence that may be granted from time to time, shall be construed: (I) as a novation of this Note or as a reinstatement of the indebtedness evidenced hereby or as a waiver of such right of acceleration or of the right of the Holder thereafter to insist upon strict compliance with the terms of this Note, or (ii) to prevent the exercise of such right of acceleration or any other right granted hereunder or by law. No extension of time for the payment of this Note shall operate to release, discharge, modify, change or affect the original liability of the Company under this note, either in whole or in part, unless the Holder agrees otherwise in writing. No modification or indulgence by the Holder shall be binding unless in writing.

6.3 If one or more of the provisions contained herein shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

All references to currency herein mean the lawful money of Canada. This Note shall be construed, governed and enforced in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

VOICE MOBILITY

Per:

SCHEDULE E

DEFINITIONS

"accredited investor" means

(a) a Canadian financial institution (as defined in National Instrument 14-101 Definitions), or an authorized foreign bank listed in Schedule III of the Bank Act (Canada),

(b) the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada),

(c) an association under the Cooperative Credit Associations Act (Canada) located in Canada,

(d) a subsidiary of any person or company referred to in paragraphs (a) to (c), if the person or company owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary.

(e) a person or company registered under the securities legislation, or under the securities legislation of another jurisdiction of Canada, as an adviser or dealer, other than a limited market dealer registered under the Securities Act (Ontario),

(f) an individual registered or formerly registered under the securities legislation, or under the securities legislation of another jurisdiction of Canada, as a representative of a person or company referred to in paragraph (e),

(g) the government of Canada or a province, or any crown corporation or agency of the government of Canada or a province,

(h) a municipality, public board or commission in Canada,

(i) any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government,

(j) a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a provincial pension commission or similar regulatory authority,

(k) a registered charity under the Income Tax Act (Canada),

(l) an individual who, either alone or jointly with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds Cdn.$1,000,000,

(m) an individual whose net income before taxes exceed Cdn.$200,000 in each of the two most recent years or whose net income before taxes combined with that of a spouse exceeded Cdn.$300,000 in each of the two most recent years and who, in either case, reasonably expects to exceed that net income level in the current year,

(n) a company, limited partnership, limited liability partnership, trust or estate, other than a mutual fund or non-redeemable investment fund, that had net assets of at least Cdn.$5,000,000 as shown on its most recently prepared financial statements,

(o) a mutual fund or non-redeemable investment fund that, in the local jurisdiction, distributes its securities only to persons or companies that are accredited investors,

(p) a mutual fund or non-redeemable investment fund that, in the local jurisdiction, distributed its securities under a prospectus for which the regulator has issued a receipt,

(q) an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) through (e) and paragraph (j) in form and function, or

(r) a person or company in respect of which all of the owners of interests, direct or indirect, legal or beneficial are persons or companies that are accredited investors.

"affiliate" shall mean the following:

(a) one corporation is affiliated with another corporation if one o them is the subsidiary of the other, or both are subsidiaries of the same corporation, or each of them is controlled by the same person,

(b) a corporation is a subsidiary of another corporation if:

(i) it is controlled by

(A) that other corporation,

(B) that other corporation and one or more corporations, each of which is controlled by that other corporation, or

(C) two or more corporations, each of which is controlled by that other corporation, or

(ii) it is a subsidiary of a subsidiary of that other corporation,

(c) For the purposes of subsections (a) and (b), a corporation is controlled by a person if:

(i) shares of the corporation carrying more than 50% of the votes for the election of directors are held, other than by way of security only, by or for the benefit of that person, and

(ii) the votes carried by the shares mentioned in paragraph (I) are sufficient, if exercised, to elect a majority of the directors of the corporation.

"financial assets" means cash and securities.

"related liabilities" means

(a) liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets, or

(b) liabilities that are secured by financial assets.

"control person" means

(a) a person who holds a sufficient number of the voting rights attached to all outstanding voting securities of the Corporation to affect materially the control of the Corporation, or

(b) each person in a combination of persons, acting in concert by virtue of an agreement, arrangement, commitment or understanding, which holds in total a sufficient number of the voting rights attached to all outstanding voting securities of the Corporation to affect materially the control of the issuer, and, if a person or combination of persons holds more than 20% of the voting rights attached to all outstanding voting securities of the Corporation, the person or combination of persons is deemed, in the absence of evidence to the contrary, to hold a sufficient number of the voting rights to affect materially the control the Corporation.

"designated securities" means

(a) voting securities,

(b) securities that are not debt securities and that carry a residual right to participate in the earnings of the Corporation or, on the liquidation or winding up of the Corporation, in its assets, or

(c) securities convertible, directly or indirectly, into securities described in paragraph (a) or (b).

"senior officer" means

(a) the chair or a vice chair of the board of directors, the president, a vice president, the secretary, the treasurer or the general manager of the Corporation,

(b) any individual who performs functions for a person similar to those normally performed by an individual occupying any office specified in paragraph (a), and the 5 highest paid employees of the Corporation, including any individual referred to in paragraph (a) or (b) and excluding a commissioned salesperson who does not act in a managerial capacity.

SCHEDULE F

EXEMPTIONS

Exemptions Relied Upon. The Lender represents to the Company that the Lender is (tick one or more of the following boxes):

(i) a director, officer, employee or control person* of the Company; [ ]

(ii) a spouse, parent, grandparent, brother, sister or child of a director, senior officer* or control person* of the Company, being ___________________________ [ ]

(iii) a close personal friend of a director, senior officer* or control person* of the Company, being ____________________ (complete (1) below) [ ]

(iv) a close business associate of a director, senior officer* or control person* of the Company, being _____________________ (complete (1) below) [ ]

(v) a current holder of designated securities* of the Company [ ]

(vi) an accredited investor* (compete (2) below) [X]

(vii) a person or company that is wholly owned by any combination of person or companies described in subparagraph (a) go (g), being ______________________ [ ]

(viii) a person or company that it not the public.

See the definition in Schedule "E" to this Agreement

(1) If you are a close personal friend or close business associate of a director, senior officer or control person of the Company, please indicate how long you have known the individual and describe the nature of your relationship, including how you are in a position to assess the capabilities and trustworthiness of the individual.

(2) If you are an accredited investor, please describe how you qualify based on the definition in Schedule "E" to this Agreement.

Paragraph 6

Description of Qualification Net worth greater than Cdn.$1,000,000

SCHEDULE G

ALL CURRENT CHARGES REGISTERED AGAINST VOICE MOBILITY INC.

*****************PPSA SECURITY AGREEMENT****************

Reg. Date: DEC 06, 1999
Reg. Length: 4 YEARS
Reg. time: 15:34:43
Expiry Date: DEC 06, 2003
Base Reg. #: 8597674
Control #: B3432471

This registration was selected and included for your protection because of close proximity to your search criteria.

Block #

Secured Party: XEROX CANADA INC.
5650 YONGE STREET
NORTH YORK ON M2M 4G7

***Name/Address Changed on May 3, 2001 to:

S0001 Secured Party; XEROX CANADA LIMITED
5650 YONGE ST. 9TH FLOOR
NORTH YORK ON M2M 4G7

=D0001 Base Debtor: VOICE MOBILITY INC.
(Business) 13777 COMMERCE PARKWAY'
RICHMOND BC V6V 2X3

General Collateral:

ALL PRESENT AND AFTER ACQUIRED XEROX EQUIPMENT AND GOODS

*********************PPSA SECURITY AGREEMENT**************

Reg. Date: OCT 10, 2000
Reg. Length: 3 YEARS
Reg. Time: 10:43:31
Expiry Date: OCT 10, 2003
Base Reg. #: 9114892
Control #: B3847522

This registration was selected and included for your protection because of close proximity to your search criteria.

Block #

S0001 Secured Party: HSBC BANK CANADA
1578 MARINE DRIVE, WEST VANCOUVER BC V7V 1H8

=D0001 Base Debtor: VOICE MOBILITY INC
(Business) 13777 COMMERCE PARKWAY 180
RICHMOND BC V6V 2X3

General Collateral:

THE ENTIRE RIGHT, TITLE, CLAIM AND INTEREST OF THE DEBTOR IN AND TO THE PRINCIPAL SUM, INTEREST AND ALL OTHER MONIES OWING AND PAYABLE OR HEREAFTER OWING AND PAYABLE TO THE DEBTOR PURSUANT TO THE TERMS OF THE INSTRUMENT OR INSTRUMENTS DESCRIBED AS GUARANTEED INVESTMENT CERTIFICATE AND THE ENTIRE RIGHT, TITLE, CLAIM AND INTEREST OF THE DEBTOR IN AND TO THE SAID INSTRUMENT OR INSTRUMENTS, AND ALL PROCEEDS INCLUDING, WITHOUT LIMITATION, ALL GOODS, SECURITIES, INSTRUMENTS, DOCUMENTS OF TITLE, CHATTEL PAPER, INTANGIBLES AND MONEY (ALL AS DEFINED IN THE PERSONAL PROPERTY SECURITY ACT, ANY REGULATIONS THEREUNDER AND ANY AMENDMENTS THERETO).

Registering

Party: HSBC BANK CANADA
1578 MARINE DRIVE
WEST VANCOUVER BC V7V 1H8

***********************PPSA SECURITY AGREEMENT**********************

Reg. Date: DEC 24, 2001
Reg. Length: 2 YEARS
Reg. Time: 09:15:53
Expiry Date: DEC 24 2003
Base Reg. #: 139634A
Control #: B4457920

Block #

S0001 Secured Party; AIG CREDIT CORPORATION OF CANADA
2000 MCGILL COLLEGE #1200
MONTREAL PQ H3A 3H3

=D0001 Base Debtor: VOICE MOBILITY
(Business) SUITE 180 - 13777 COMMERCE WAY
RICHMOND BC V6V 2X3

General Collateral:

DIRECTORS & OFFICERS POLICY: ACE INA
DIRECTORS & OFFICERS POLICY: GREAT AMERICAN INS. CO
WITH MATURITY DATE OF 22/09/02 PRINCIPAL AMOUNT SECURED IS IN U.S. CURRENCY

Registering

Party: AIG CREDIT CORPORATION OF CANADA
2000 MCGILL COLLEGE #1200
MONTREAL ON H3A 3H3

*******************PPSA SECURITY AGREEMENT********************

Reg. Date: JUN 27, 2002
Reg. Length: 2 YEARS
Reg. Time: 16:16:41
Expiry Date: JUN 27, 2004
Base Reg. #: 475718A
Control #: B4734292

This registration was selected and included for your protection because of close proximity to your search criteria.

Block #

S0001 Secured Party: WILLIAM H. LAIRD
LETTERLICKY, MIDDLE BANTRY
COUNTY CORK IREL

=D0001 Base Debtor: VOICE MOBILITY INC.
(Business) 13777 COMMERCE PKWY, STE 180
RICHMOND BC V6C 2X3

General Collateral:

ALL OF THE DEBTOR'S PRESENT AND AFTER-ACQUIRED PERSONAL PROPERTY, INCLUDING WITHOUT LIMITATION FIXTURES AND ALL BILLS, NOTES AND OTHER INSTRUMENTS REPRESENTING THE SAME, AND ALL PROCEEDS OF ANY OF THE FOREGOING THAT ARE GOODS, TANGIBLES, SECURITIES, DOCUMENTS OF TITLE, CHATTEL PAPER, INSTRUMENTS OR MONEY (AND TERMS USED HEREIN THAT ARE DEFINED IN THE PERSONAL PROPERTY SECURITY ACT OF BRITISH COLUMBIA OR THE REGULATIONS MADE THEREUNDER HAVE THOSE DEFINED MEANINGS).

Registering

Party: WEST COAST TITLE SEARCH LTD.
754 BROUGHTON ST, STE 100
VICTORIA BC V8W 1E1